AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT II
                                POLARIS LIFE AND
                         POLARIS SURVIVORSHIP LIFE(SM)
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                       SUPPLEMENT DATED DECEMBER 11, 2015
                                       TO
                      POLICY PROSPECTUSES, AS SUPPLEMENTED


     The purpose of this supplement is to notify owners of American General Life Insurance Company ("AGL") variable universal life insurance Policies (the "Policies") of a new investment option becoming available under the Policies.

     Effective December 11, 2015, the Fidelity VIP Money Market Portfolio - Initial Class (the "Portfolio") became available under the Policies. The new investment option is a series of the Fidelity(R) Variable Insurance Products.

     For a period of time after December 11, 2015, you may receive printed confirmations, statements and other reports that do not yet contain the name of the Portfolio that has been added to the Policies as an investment option.

     Should you have any questions, you may contact our Administrative Center at 1-800-340-2765.